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                                                                   EXHIBIT 99(B)
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                               NORAM ENERGY CORP.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  P        The undersigned hereby appoints T. Milton Honea, Michael B.
        Bracy and Hubert Gentry, Jr., and each of them, proxies with power
  R of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of stock of NorAm
  O     Energy Corp. held of record by the undersigned on             ,
        1996, at the Special Meeting of Stockholders to be held in Houston,
  X     Texas, on         ,         , 1996, and at all adjournments
        thereof, with all powers the undersigned would possess if
  Y     personally present. In their discretion, the proxies are and authorized to vote upon such other business that may properly come before the meeting.
            APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, dated as of August 11, 1996, by and among Houston Industries Incorporated, Houston Lighting & Power Company, HI Merger, Inc. and NorAm Energy Corp. and the transactions contemplated thereby.

                 FOR / /          AGAINST / /          ABSTAIN / /

                            (continued on reverse side)
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        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
        DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
   P MADE THIS PROXY WILL BE VOTED FOR ADOPTION OF THE AGREEMENT AND PLAN OF MERGER.
   R                                           Please sign exactly as name
                                               appears below. When shares
   O                                           are held by Joint Tenants,
                                               both should sign, and when
   X                                           signing as attorney, as
                                               executor, as administrator,
   Y trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the
                                               President or other
                                               authorized officer. If held
                                               by a partnership, please
                                               sign in the partnership name
                                               by an authorized person.

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                                               Signature

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                                               Signature if behalf jointly

                                               Dated: , 1996

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*  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY *
*    CARD PROMPTLY USING THE ENCLOSED ENVELOPE   *
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